SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2004

PW Eagle, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-18050	41-1642846
(Commission File Number)	(I.R.S. Employer Identification Number)

1550 Valley River Drive, Eugene, Oregon 97401

(Address of Principal Executive Offices) (Zip Code)

(541) 343-0200

(Registrant’s Telephone Number, Including Area Code)

222 South Ninth Street, Suite 2880, Minneapolis, MN 55402

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits:

99.1     Press Release dated July 19, 2004

Item 12 Disclosure of Results of Operations and Financial Condition

On July 19, 2004, PW Eagle, Inc. issued a press release providing an update to its strategic initiatives and announced the timing of the second quarter 2004 earnings release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Current Report as if fully set forth herein.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that information contained herein is material investor information that is not otherwise publicly available.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PW EAGLE, INC.

Date: July 19, 2004	by	/s/ Scott Long
Scott Long
Chief Financial Officer

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EXHIBIT INDEX

to

July 19, 2004 Form 8-K

PW Eagle, Inc.

Exhibit Number	Exhibit Description
99.1	Press Release dated July 19, 2004

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